                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                      Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of July 26, 2025 (the “Effective Date”), among GEOSPACE TECHNOLOGIES CORPORATION, a Texas corporation (“Geospace”), GTC, INC., a Texas corporation (“GTC”), Aquana, LLC, a Vermont limited liability company (“Aquana”), Quantum Technology Sciences, Inc., a Florida corporation (“Quantum”, together with Geospace, GTC and Aquana, collectively, “Borrowers” and each individually, a “Borrower”), and WOODFOREST NATIONAL BANK (the “Lender”). Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement (defined below).

RECITALS

A.         Borrowers are parties to that certain Credit Agreement dated as of July 26, 2023 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among Borrowers, as borrowers, and Lender.

B.         Borrowers have requested that Lender amend the Credit Agreement, and Lender has agreed to do so subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.    Amendment to Credit Agreement. Section 1.1 of the Credit Agreement (Definitions) is hereby amended to amend and restate the definition of “Revolving Credit Termination Date” in its entirety as follows:

“Revolving Credit Termination Date means the earlier of (a) August 26, 2025, and (b) the effective date that Lender’s Commitment to make Credit Extensions under the Revolving Credit Facility under this Agreement is otherwise canceled or terminated in accordance with Section 12 of this Agreement or otherwise.”

2.    Conditions. This Amendment shall be effective on the Effective Date once Lender has received this Amendment executed by Borrowers and Lender.

3.    Representations and Warranties. Each Borrower represents and warrants to Lender that, as of the date hereof, (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite organizational action on the part of such Borrower, (c) no other consent of any Person (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its Organizational Documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that any such representation and warranty specifically relates to an earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date, and except for any such representation and warranty that is qualified by materiality, which is true and correct in all respects as of the applicable date), and (f) no Default or Potential Default has occurred or is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

4.    Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Each Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). As a material part of the consideration for Lender entering into this Amendment, each Borrower hereby releases and forever discharges Lender (and its successors, assigns, affiliates, officers, managers, directors, employees, attorneys, and agents) from any and all claims, demands, damages, causes of action, or liabilities for actions or omissions (whether arising at law or in equity, and whether direct or indirect) in connection with the Credit Agreement and the other Loan Documents, to the extent arising prior to the date of this Amendment, whether or not heretofore asserted, and which such Borrower or any Company may have or claim to have against Lender.

5.    Miscellaneous.

(a)    No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)    Form. Each agreement, document, instrument or other writing to be furnished to Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.

(c)    Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d)    Costs, Expenses and Attorneys’ Fees. Each Borrower agrees to pay or reimburse Lender on demand for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of the Lender’s counsel.

(e)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)    Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile, portable document format (PDF), and other electronic means. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on the Borrowers and Lender. The Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that, the failure to request or deliver the same shall not limit the effectiveness of any facsimile, PDF, or other electronic document or signature.

(g)&NBSP;&NBSP;&NBSP;&NBSP;GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET OUT THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS.

(h)&NBSP;&NBSP;&NBSP;&NBSP;ENTIRETY. THE LOAN DOCUMENTS (AS AFFECTED HEREBY) REPRESENT THE FINAL AGREEMENT AMONG THE BORROWERS AND LENDER WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures appear on following pages.]

The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWERS:

GEOSPACE TECHNOLOGIES CORPORATION,

a Texas corporation

By: /s/ Robert Curda

__________________________________

Robert Curda

Vice President and Chief Financial Officer

GTC, INC.,

a Texas corporation

By: /s/ Robert Curda

_______________________________

Robert Curda

Vice President and Chief Financial Officer

AQUANA, LLC,

a Vermont limited liability company

By: /s/ Robert Curda

__________________________________

Robert Curda

Vice President and Chief Financial Officer

QUANTUM TECHNOLOGY SCIENCES, INC.,

a Florida corporation

LENDER:

WOODFOREST NATIONAL BANK

By: /s/ Wesley Gerren

__________________________________

Wesley Gerren

Vice President